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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                        --------------------------------



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 1998


                           APRIA HEALTHCARE GROUP INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           DELAWARE                        000-19854                       33-0488566
 (STATE OR OTHER JURISDICTION       (COMMISSION FILE NUMBER)      (IRS EMPLOYER IDENTIFICATION
       OF INCORPORATION)                                                      NO.)

              3560 HYLAND AVENUE
            COSTA MESA, CALIFORNIA                                   92626
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                        (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (714) 427-2000

                                 NOT APPLICABLE

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5. OTHER EVENTS.

        On February 3, 1998, the Registrant, JLL Argosy Apria, LLC, a Delaware limited liability company (the "Investor"), CIBC WG Argosy Merchant Fund 2, LLC, a member of the Investor ("Argosy"), and Joseph Littlejohn & Levy Fund III, L.P., the managing member of the Investor ("JLL"), entered into a stock purchase agreement with an accompanying warrant agreement. These documents relate to the proposed investment of the Investor, JLL and Argosy in the Registrant and certain other related transactions (the "Proposed Investment"). In addition, on February 3, 1998, the Registrant, the Investor, Argosy, JLL, Relational Investors, LLC, a Delaware limited liability company ("Relational"), and HBI Financial, Inc., a Washington corporation ("HBI") entered into a stockholder agreement related to the Proposed Investment.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     Exhibits.

        The following exhibits are filed with this report on Form 8-K:

  Exhibit No.    Description
  -----------    -----------
  10.1           Stock Purchase Agreement dated as of February 3, 1998, among the Investor, Argosy, JLL and the Registrant with a Warrant
                 Agreement attached as Exhibit A.

  10.2           Stockholder Agreement dated as of February 3,
                 1998, among the Investor, Argosy, JLL,
                 Relational, HBI and the Registrant.

  99.1           Press Release of the Registrant dated February 4, 1998.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       APRIA HEALTHCARE GROUP INC.



Date:  February 5, 1998                By: /S/ ROBERT S. HOLCOMBE
                                          -------------------------------------
                                               Robert S. Holcombe
                                             Senior Vice President,
                                           Secretary and General Counsel



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                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------
10.1            Stock Purchase Agreement dated as of February 3, 1998, among the Investor, Argosy, JLL and the Registrant with related
                Warrant Agreement.

10.2            Stockholder Agreement dated as of February 3,
                1998, among the Investor, Argosy, JLL,
                Relational, HBI and the Registrant.

99.1            Press Release of the Registrant dated February 4, 1998.




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